J.P. MORGAN MONEY MARKET FUNDS

JPMORGAN TRUST I

JPMorgan Federal Money Market Fund

(Reserve Shares)

JPMorgan Tax Free Money Market Fund

(Direct Shares)

JPMorgan California Municipal Money Market Fund

(Reserve Class Shares)

JPMorgan 100% U.S. Treasury Securities Money Market Fund

(Service Shares)

JPMORGAN TRUST II

JPMorgan U.S. Treasury Plus Money Market Fund

(Service Shares and Eagle Shares)

JPMorgan Municipal Money Market Fund

(Reserve Shares)

Supplement dated August 17, 2017

to the Prospectuses, Summary Prospectuses and Statement

of Additional Information dated July 1, 2017, as supplemented

NOTICE OF LIQUIDATION OF THE RESERVE CLASS SHARES OF THE JPMORGAN FEDERAL MONEY MARKET FUND AND THE JPMORGAN MUNICIPAL MONEY MARKET FUND. The Board of Trustees of the JPMorgan Federal Money Market Fund (the “Federal Money Market Fund”) and JPMorgan Municipal Money Market Fund (the “Municipal Money Market Fund”) has approved the liquidation and redemption of the Reserve Class Shares of the Federal Money Market Fund and the Municipal Money Market Fund (together, the “Liquidating Classes”) on September 22, 2017 (the “Liquidation Date”). On the Liquidation Date, the Funds shall distribute to their Reserve Class shareholders of record an amount equal to the net asset value of that class as calculated on the Liquidation Date. Capital gain distributions, if any, may be paid on or prior to the Liquidation Date.

Upon liquidation, shareholders may purchase any class of another J.P. Morgan Fund for which they are eligible with the proceeds of the liquidating distribution.

For taxable shareholders of the Liquidating Classes, the redemption of shares on the Liquidation Date will generally be treated as any other redemption of shares, i.e. as a sale that may result in a gain or a loss for federal income tax purposes. Instead of waiting until the Liquidation Date, a shareholder may voluntarily redeem his or her shares prior to the Liquidation Date to the extent that the shareholder wishes to realize any such gains or losses prior thereto. See “Distributions and Taxes” in the Prospectus. Shareholders should consult their tax advisers regarding the tax treatment of the liquidation and redemption.

In addition, effective immediately, no purchases of Reserve Class Shares of the JPMorgan California Municipal Money Market Fund, Service Class Shares of the JPMorgan U.S. Treasury Plus Money Market Fund and the JPMorgan 100% U.S. Treasury Securities Money Market Fund, Direct Class Shares of the JPMorgan Tax Free Money Market Fund or Eagle Class Shares of the JPMorgan U.S. Treasury Plus Money Market Fund will be accepted.

EFFECTIVE IMMEDIATELY, ADDITIONAL PURCHASES OF LIQUIDATING CLASS SHARES WILL NO LONGER BE ACCEPTED.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUSES, SUMMARY PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-MM-817